UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2025

PROPHASE LABS, INC.

(Exact name of Company as specified in its charter)

Delaware	000-21617	23-2577138
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

626 RXR Plaza, 6th Floor Uniondale, New York	11556
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 345-0919

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.0005	PRPH	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On July 18, 2025, ProPhase Labs, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). As of the record date of June 20, 2025, the Company had 41,541,205 shares of common stock, par value $0.0005 per share (the “Common Stock”), outstanding and entitled to vote at the Annual Meeting. The holders of 21,635,104 shares of Common Stock were represented in person or by proxy at the Annual Meeting, constituting a quorum. At the Annual Meeting, the Company’s stockholders voted on the following four proposals and cast their votes as described below.

Proposal 1. Election of Directors

Each of the nominees for election to the board of directors was elected to hold office for a one-year term and until their respective successors are elected and qualified by the following votes:

Name	For	Withheld	Broker Non- Votes
Ted Karkus	7,168,837	708,688	13,757,579
Louis Gleckel, MD	7,164,244	713,281	13,757,579
Warren Hirsch	7,164,311	713,214	13,757,579
Carolina Abenante, ESQ.	7,227,585	649,940	13,757,579

Proposal 2. Ratification of the Appointment of Independent Auditors

The ratification of the appointment by the Company’s board of directors of Fruci & Associates II, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 was approved by the following vote:

For	Against	Abstain	Broker Non- Votes
19,864,127	305,613	1,465,364	N/A

Proposal 3. Advisory Vote to Approve the Executive Compensation (“Say on Pay Vote”)

The compensation of the Named Executive Officers was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
6,718,684	1,052,257	106,584	13,757,579

Proposal 4. Advisory Vote on the Frequency of Future Advisory Votes to Approve Executive Compensation (“Say on Frequency Vote”)

A majority of the stockholders of the Company selected 3 years as the appropriate frequency for holding future Say on Pay Votes.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
2,172,062	120,017	5,451,694	133,752	13,757,579

Based on these results, and consistent with the board of directors’ recommendation, the board of directors has determined that the Company will continue to hold an advisory vote on executive compensation every three years, with the next vote occurring at the annual meeting of stockholders in 2028.

Item 8.01. Other Events

Following her election to the board of directors at the Annual Meeting, Ms. Abenante was appointed as a member of the Audit Committee of the board of directors. As a result of her appointment to the Audit Committee, the Company’s Audit Committee is now comprised of three independent directors, as defined in the Nasdaq Listing Rules, and the Company. The Company has notified Nasdaq that it has regained compliance with Rule 5605(c)(2)(A) of the Nasdaq Listing Rules.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ProPhase Labs, Inc.

By:	/s/ Ted Karkus
Ted Karkus
Chairman of the Board and Chief Executive Officer

Date: July 25, 2025